Exhibit 10.19

Non-Executive RSU Award Agreement

RESTRICTED STOCK UNIT AWARD AGREEMENT
PURSUANT TO THE
SECOND AMENDED AND RESTATED
BERRY PETROLEUM CORPORATION 2017 OMNIBUS INCENTIVE PLAN
* * * * *
Participant:    [________________]
Grant Date:    [________________]
Number of Restricted
Stock Units (“RSUs”):    [________________]
Vesting Schedule:    See Exhibit A
* * * * *
THIS RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Agreement”) dated as of the Grant Date specified above (“Grant Date”), is entered into by and between Berry Petroleum Corporation, a corporation organized in the State of Delaware (the “Company”), and the Participant specified above, pursuant to the Second Amended and Restated Berry Petroleum Corporation 2017 Omnibus Incentive Plan, as in effect and as amended from time to time (the “Plan”).
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant this award (this “Award”) of RSUs to the Participant.
NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the parties hereto hereby mutually covenant and agree as follows:
1.Incorporation By Reference; Plan Document Receipt. Except as specifically provided herein, this Agreement is subject in all respects to the terms and provisions of the Plan (including, without limitation, any amendments thereto adopted at any time and from time to time unless such amendments are expressly intended not to apply to this Award), all of which terms and provisions are made a part of and incorporated in this Agreement as if they were each expressly set forth herein. Except as provided otherwise herein, any capitalized term not defined in this Agreement shall have the same meaning as is ascribed thereto in the Plan. The Participant hereby acknowledges receipt of a true copy of the Plan and that the Participant has read the Plan carefully and fully understands its content. In the event of any conflict between the terms of this Agreement and the terms of the Plan, the terms of this Agreement shall control.
2.    Grant of RSUs. The Company hereby grants to the Participant, on the Grant Date, the number of RSUs set forth above. Subject to the terms of this Agreement and the Plan, each RSU, to the extent it becomes a vested RSU in accordance with the vesting schedule set forth on Exhibit A hereto (the “Vesting Schedule”), represents the right to receive one (1) share of Stock. Unless and until an RSU becomes vested, the Participant will have no right to settlement of such RSU. Except as otherwise provided by the Plan, the Participant agrees and understands that nothing contained in this Agreement provides, or is intended to provide, the Participant with any protection against potential future dilution of the Participant’s interest in the Company for any reason, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of the shares of Stock underlying the RSUs, except as otherwise specifically provided for in the Plan or this Agreement.
3.    Vesting; Forfeiture.
(a)    Vesting Generally. Except as otherwise provided in this Section 3, the RSUs subject to this Award shall become vested in accordance with the Vesting Schedule.

(b)    Death or Disability. In the event of a termination of the Participant’s employment by reason of death or a permanent and total disability as defined in Section 22(e)(3) of the Code (“Disability”), one hundred percent (100%) of the RSUs subject to this Award shall immediately become vested as of the date of such termination. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to the Nonqualified Deferred Compensation Rules, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
(c)    Termination of Employment. Except as otherwise provided herein, in the event of the Participant’s termination of employment by the Company or other employing Affiliate or by the Participant for any reason, all RSUs subject to this Award that are outstanding and unvested as of the date of such Termination shall be immediately forfeited and cancelled without consideration to the Participant.
(d)    Committee Discretion to Accelerate Vesting. In addition to the foregoing, the Committee may, in its sole discretion, accelerate vesting of the RSUs at any time and for any reason.
(e)    Change in Control. All outstanding unvested RSUs subject to this Award shall become fully and immediately vested upon the consummation of a Change in Control, so long as the Participant has remained continuously employed by the Company or an Affiliate from the Grant Date through the consummation of such Change in Control.
4.    Delivery of Shares. Unless otherwise provided herein, within thirty (30) days following the vesting of the RSUs, the RSUs shall be settled by delivering to the Participant the number of shares of Stock that correspond to the number of RSUs that have become vested on the applicable vesting date, less any shares of Stock withheld by the Company pursuant to Section 9 hereof.
5.    Dividends; Rights as Stockholder. No cash dividends will be accrued or paid on any unvested RSU grant. Except as otherwise provided herein, the Participant shall have no rights as a stockholder with respect to any shares of Stock covered by any RSU unless and until the Participant has become the holder of record of such shares.
6.    Non-Transferability. No portion of the RSUs may be sold, assigned, transferred, encumbered, hypothecated or pledged by the Participant, other than to the Company as a result of forfeiture of the RSUs as provided herein.
7.    Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the choice of law principles thereof.
8.    Withholding of Tax. The Participant agrees and acknowledges that the Company shall have the power and the right to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy any federal, state, local and foreign taxes of any kind which the Company, in its good faith discretion, deems necessary to be withheld or remitted to comply with the Code and/or any other applicable law, rule or regulation with respect to the RSUs, and if the withholding requirement cannot be satisfied, the Company may otherwise refuse to issue or transfer any shares of Stock otherwise required to be issued pursuant to this Agreement. Without limiting the foregoing, if the Stock is not listed for trading on a national exchange at the time of vesting and/or settlement of the RSUs, then at the Participant’s election, the Company shall withhold shares of Stock otherwise deliverable to the Participant hereunder with a Fair Market Value equal to the Participant’s total income and employment taxes imposed as a result of the vesting and/or settlement of the RSUs. If any tax withholding amounts are satisfied through net settlement or previously owned shares, the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or surrender equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment for the Company with respect to the RSUs, as determined by the Committee.

9.    Legend. The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates, if any, representing shares of Stock issued pursuant to this Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates, if any, representing shares of Stock acquired pursuant to this Agreement in the possession of the Participant in order to carry out the provisions of this Section 10.
10.    Securities Representations. This Agreement is being entered into by the Company in reliance upon the following express representations and warranties of the Participant. The Participant hereby acknowledges, represents and warrants that:
(a)    The Participant has been advised that the Participant may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on the Participant’s representations set forth in this Section 11.
(b)    If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the shares of Stock issuable hereunder must be held indefinitely unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such shares of Stock and the Company is under no obligation to register such shares of Stock (or to file a “re-offer prospectus”).
(c)    If the Participant is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Participant understands that (i) the exemption from registration under Rule 144 will not be available unless (A) a public trading market then exists for the Stock, (A) adequate information concerning the Company is then available to the public, and (A) other terms and conditions of Rule 144 or any exemption therefrom are complied with, and (i) any sale of the shares of Stock issuable hereunder may be made only in limited amounts in accordance with the terms and conditions of Rule 144 or any exemption therefrom.
11.    No Waiver. No waiver or non-action by either party hereto with respect to any breach by the other party of any provision of this Agreement shall be deemed or construed to be a waiver of any succeeding breach of such provision, or as a waiver of the provision itself.
12.    Entire Agreement; Amendment. This Agreement, together with the Plan, contains the entire agreement between the parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements or prior understandings, whether written or oral, between the parties relating to such subject matter. The Committee shall have the right, in its sole discretion, to modify or amend this Agreement from time to time in accordance with and as provided in the Plan. This Agreement may also be modified or amended by a writing signed by both the Company and the Participant. The Company shall give written notice to the Participant of any such modification or amendment of this Agreement as soon as practicable after the adoption thereof.
13.    Notices. Any notice hereunder by the Participant shall be given to the Company in writing and such notice shall be deemed duly given only upon receipt thereof by the chairman of the Board. Any notice hereunder by the Company shall be given to the Participant in writing and such notice shall be deemed duly given only upon receipt thereof at such address as the Participant may have on file with the Company.
14.    No Right to Employment or Service. Nothing in this Agreement shall interfere with or limit in any way the right of the Company, its subsidiaries or its Affiliates to terminate the Participant’s employment or service at any time, for any reason and with or without Cause.
15.    Transfer of Personal Data. The Participant authorizes, agrees and unambiguously consents to the transmission by the Company (or any Affiliate) of any personal data information related to the RSUs awarded under this Agreement for legitimate business purposes (including, without limitation, the administration of the Plan). This authorization and consent is freely given by the Participant.

16.    Compliance with Laws. The grant of RSUs and the issuance of shares of Stock hereunder shall be subject to, and shall comply with, any applicable requirements of any foreign and U.S. federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act, the Exchange Act and in each case any respective rules and regulations promulgated thereunder) and any other law, rule regulation or exchange requirement applicable thereto. The Company shall not be obligated to issue the RSUs or any shares of Stock pursuant to this Agreement if any such issuance would violate any such requirements. As a condition to the settlement of the RSUs, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation.
17.    Binding Agreement; Assignment. This Agreement shall inure to the benefit of, be binding upon, and be enforceable by the Company and its successors and assigns. Subject to the restrictions on transfer set forth herein and in the Plan, this Agreement will be binding upon the Participant and the Participant's beneficiaries, executors, administrators and the person(s) to whom this Award may be transferred by will or the laws of descent or distribution.
18.    Headings. The titles and headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.
19.    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument. Electronic acceptance and signatures shall have the same force and effect as original signatures.
20.    Further Assurances. Each party hereto shall do and perform (or shall cause to be done and performed) all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as either party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the Plan and the consummation of the transactions contemplated thereunder; provided that no such additional documents shall contain terms or conditions inconsistent with the terms and conditions of this Agreement.
21.    Severability. The invalidity or unenforceability of any provision of this Agreement (or any portion thereof) in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement (or any portion thereof) in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.
22.    No Acquired Rights. The Participant acknowledges and agrees that: (a) the Company may terminate or amend the Plan at any time; (a) the award of RSUs made under this Agreement is completely independent of any other award or grant and is made at the sole discretion of the Company; (a) no past grants or awards (including, without limitation, the RSUs awarded hereunder) give the Participant any right to any grants or awards in the future whatsoever; and (a) any benefits granted under this Agreement are not part of the Participant’s ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation.
23.    Section 409A. Notwithstanding anything herein or in the Plan to the contrary, the RSUs granted pursuant to this Agreement are intended to be exempt from the applicable requirements of the Nonqualified Deferred Compensation Rules and shall be limited, construed and interpreted in accordance with such intent. Nevertheless, to the extent that the Committee determines that the RSUs may not be exempt from the Nonqualified Deferred Compensation Rules, then, if the Participant is deemed to be a “specified employee” within the meaning of the Nonqualified Deferred Compensation Rules, as determined by the Committee, at a time when the Participant becomes eligible for settlement of the RSUs upon his or her “separation from service” within the meaning of the Nonqualified Deferred Compensation Rules, then to the extent necessary to prevent any accelerated or additional tax under the Nonqualified Deferred Compensation Rules, such settlement will be delayed until the earlier of: (a) the date that is six (6) months following the Participant’s separation from service and (b) the Participant’s death. Notwithstanding the foregoing, the Company and its Affiliates make no representations that the RSUs provided under this Agreement are exempt from or compliant with the Nonqualified Deferred Compensation Rules and in no event shall the Company or any Affiliate be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with the Nonqualified Deferred Compensation Rules.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this [__] day of [_________].
BERRY PETROLEUM CORPORATION

By:
Name:
Title:

PARTICIPANT

Name: [              ]

SIGNATURE PAGE
TO
RESTRICTED STOCK UNIT AWARD AGREEMENT

EXHIBIT A
VESTING SCHEDULE

EXHIBIT A